Deferred Charges, net (Tables)	6 Months Ended
Jun. 30, 2012
Deferred Charges, net
Schedule of deferred charges, net

	Drydocking and Special Survey Costs	Finance and other Costs	Total Deferred Charges
As of January 1, 2011	$5,013	$19,679	$24,692
Additions	7,218	83,301	90,519
Amortization	(5,800)	(9,700)	(15,500)
As of December 31, 2011	$6,431	$93,280	$99,711
Additions	4,158	142	4,300
Amortization	(2,614)	(6,630)	(9,244)
As of June 30, 2012	$7,975	$86,792	$94,767